Harbor Money Market Fund Summary Prospectus – March 1, 2014	Institutional Class HARXX Administrative Class HRMXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2014, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class
Management Fees[1]	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses	0.31%	0.56%
Fee Waiver and Expense Reimbursement[1,2]	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2]	0.28%	0.53%
[1]	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2015. Only the Board of Trustees may modify or terminate this agreement.
[2]

The Adviser has contractually agreed to limit the Fund’s operating expenses to 0.28% and 0.53% for the Institutional Class and Administrative Class, respectively, through February 28, 2015. Only the Board of Trustees may modify or terminate this agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$29	$97	$171	$390
Administrative	$54	$176	$310	$699

Principal Investment Strategy

Principal Style Characteristics: Very short-term high quality money market instruments

The Fund invests in U.S. dollar-denominated money market securities. These may include obligations issued by:

•	U.S. government and its agencies and instrumentalities

•	U.S. states and municipalities

•	U.S. and foreign banks

•	Corporate issuers

•	Foreign governments

•	Multinational organizations such as the World Bank

The Subadviser selects securities for the Fund’s portfolio by:

•

Allocating assets and actively trading among issuer sectors, such as U.S. treasuries, corporate issuers, U.S. government agencies, etc., while focusing on sectors that appear to have the greatest near-term return potential.

•	Focusing on securities that appear to offer the best relative value based on an analysis of their credit quality and interest rate sensitivity.

The Fund may invest more than 25% of its assets in securities in the banking industry. The Fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers’ acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities.

Minimum Credit Quality. At least 95% of the Fund’s investments are rated in the rating agencies’ highest short-term rating category or are unrated securities the Subadviser determines to be of equivalent quality.

Maximum Maturity. The Fund maintains a dollar-weighted average maturity (WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. The securities held in the Fund’s portfolio have remaining maturities of 397 days or less. The weighted average maturity of the Fund’s portfolio was 40.18 days as of December 31, 2013.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Principal risks include:

Interest rate risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Additionally, rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it

Summary Prospectus

HARBOR MONEY MARKET FUND

more difficult for the Fund to sell its fixed income holdings when the Subadviser may wish to sell or must sell to meet redemptions.

Credit risk: The issuer or guarantor of a security owned by the Fund could default on its obligations to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation.

Selection risk: The Subadviser’s judgment about the attractiveness or value of a particular security may be incorrect.

Foreign securities risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Industry concentration risk: The Fund may invest more than 25% of its assets in securities in the banking industry. As a result, the Fund’s performance may depend to a large extent on the overall condition of that industry.

Regulatory risk: While the Securities and Exchange Commission adopted amendments to money market fund regulation in 2010 that imposed more stringent liquidity, credit quality, and maturity requirements on all money market funds, the Securities and Exchange Commission has proposed additional regulatory changes in the future which are intended to further reduce the systemic risks associated with money market funds generally. These changes may increase the operating costs of the Fund, may adversely affect the Fund’s return potential, or may temporarily limit an investor’s ability to redeem in full out of the Fund in certain circumstances.

Market and Issuer risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political or regulatory developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event or adverse economic conditions may depress the value of a particular issuer’s securities or may increase the risk that issuers will not generate sufficient cash flow to service their debt obligations.

Stable net asset value risk: The Fund may not be able to maintain a net asset value (“NAV”) per share of $1.00 at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which may adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, including the Fund’s current 7-day SEC yield, please visit the Fund’s website at harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	1.29%	3rd/2007
Worst Quarter	0.01%	4th/2013

Average Annual Total Returns — As of December 31, 2013

	One Year	Five Years	Ten Years	Life of Class
Harbor Money Market Fund
Institutional Class (inception date 12-29-1987)	0.08%	0.13%	1.69%	3.64%
Administrative Class (inception date 11-01-2002)	0.07%	0.12%	1.56%	1.39%
Comparative Index (Life of Class return from 12-29-1987) (reflects no deduction for fees, expenses or taxes)
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.07%	0.12%	1.68%	3.78%
Current 7- Day SEC Yield for Period Ended December 31, 2013
Institutional Class		0.05%
Administrative Class		0.05%

Summary Prospectus

HARBOR MONEY MARKET FUND

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

Fischer Francis Trees & Watts, Inc. has subadvised the Fund since its inception in 1987.

Portfolio Manager

Kenneth O’Donnell, CFA Fischer Francis Trees & Watts, Inc.

Mr. O’Donnell is a Portfolio Manager at Fischer Francis Trees & Watts and has managed the Fund since 2003.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	Harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*
Regular	$1,000	$50,000
Individual Retirement Account (IRA)	$1,000	N/A
Custodial (UGMA/UTMA)	$1,000	N/A
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

Distributions you receive from the fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Summary Prospectus

March 1, 2014

Harbor Money Market Fund

Institutional Class	Administrative Class
HARXX	HRMXX

Harbor Funds.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302

FD.P.15.MM.0314